Exhibit 32

                            CERTIFICATION OF OFFICERS
                                  OF XRG, INC.
                           PURSUANT TO 18 USC ss. 1350


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of XRG, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

     (a) The annual  report on Form  10-KSB  Amendment  No. 1 for the year ended
March 31, 2004 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

     (b) Information contained in the Form 10-KSB Amendment No.1 fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    March 31, 2005


/s/ Kevin Brennan
----------------------
Kevin Brennan,
Chief Executive Officer


/s/ Stephen Couture
-----------------------
Stephen Couture,
Chief Financial Officer